Exhibit 10.2

                                SECOND AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is executed as of the 2nd day of June, 2003, by and among Maverick Tube Corporation, a Delaware corporation (the "Company"), SeaCAT, L.P., a Texas limited partnership ("SC Acquisition"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment Corporation, a Delaware corporation ("Investment"), Maverick Tube, L.P., a Delaware limited partnership ("Tube"), Precision Tube Holding Corporation, a Delaware corporation ("Holding"), Maverick GP, Inc., a Delaware corporation ("GP Inc."), Precision GP, LLC, a Delaware limited liability company ("GP LLC"), Precision Tube Technology, L.P., a Texas limited partnership ("Precision" and collectively with the Company, SC Acquisition, SEAC, C&P, Investment, Tube, Holding, GP Inc. and GP LLC, the "US Borrowers" and individually, a "US Borrower"), Prudential Steel Ltd., an Alberta corporation ("Prudential"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("Exchangeco"), Maverick Tube (Canada) Inc., an Alberta corporation ("Tube Canada"), Precision Tube Canada Limited, an Alberta corporation ("Precision Canada" and collectively with Prudential, Exchangeco and Tube Canada, the "Canadian Borrowers" and individually, a "Canadian Borrower") (the US Borrowers and the Canadian Borrowers are together referred to herein as the "Borrowers" and individually, a "Borrower"), JPMorgan Chase Bank, individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Agents and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 28, 2003 (the "Credit Agreement;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Second Amendment); and

     WHEREAS, the Company has advised the Administrative Agent and the Lenders that it intends to issue the CCS Notes in an aggregate amount up to $120,000,000; and

     WHEREAS, the issuance of the CCS Notes is prohibited under the terms of the Credit Agreement; and

     WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement to permit the issuance of the CCS Notes; and

     WHEREAS, subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers' requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, the Credit
Agreement is hereby amended effective as of the date hereof in the manner provided in this Section 1.

     1.1 Amended Definitions. The definitions of "Change of Control" and "Financing Documents" contained in Section 1.1 of the Credit Agreement are hereby amended to read in full as follows:

     "Change of Control" shall be deemed to occur at any time when any of the following occurs: (a) any Unrelated Person or any Unrelated Persons, acting together, which would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time either (1) Beneficially Own more than 30% of the aggregate voting power of all classes of Voting Stock of the Company, or (2) succeed in having a sufficient number of its or their nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate or Related Person of such Person or Group, shall constitute a majority of the Board of Directors of the Company, (b) the Company ceasing to directly or indirectly own 100% of the issued and outstanding Equity of each other Credit Party on a fully diluted basis, or (c) the occurrence of any "Fundamental Change" as defined in the Description of Notes. As used herein (1) "Beneficially Own" means "beneficially own" as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates until such tendered securities are accepted for purchase or exchange; (2) "Group" means a "group" for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended; (3) "Unrelated Person" means at any time any Person other than the Company; and (4) "Related Person" of any Person means any other Person owning
(A) 10% or more of the outstanding common stock of such Person or (B) 10% or more of the Voting Stock of such Person.

     "Financing Documents" shall mean this Agreement, the First Amendment, the Second Amendment, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Cash Collateral Account Agreements, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in Section 3.1 and Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

     1.2 Additional Definitions. Section 1.1 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following defined terms:

     "Second Amendment" shall mean the Second Amendment to Amended and Restated Credit Agreement dated as of June 2, 2003, by and among the Borrowers and the Lenders.

     "CCS Note Documents" shall mean the CCS Notes, the Indenture pursuant to which the CCS Notes will be issued and each other material document, instrument or agreement to which the Company or any of its Subsidiaries is or may hereafter become a party pertaining to the CCS Notes.

     "CCS Notes" shall mean Senior Convertible Subordinated Notes proposed to be issued by the Company in an aggregate amount not exceeding $120,000,000 and which satisfy each of the following criteria: (a) an interest rate at or below 4.5% and, to the extent applicable, contingent interest up to .25% of the average trading price of the CCS Notes as provided in the Description of Notes,
(b) a maturity date no earlier than 30 years after date of issuance, (c) no requirement for amortization, mandatory prepayment, mandatory redemption or other obligation of the Company to repay, prepay, repurchase or redeem such CCS Notes prior to the earlier of (i) the occurrence of an event of default which continues beyond any applicable cure period, (ii) the eighth (8th) anniversary of the date of issuance, or (iii) the occurrence of any "Fundamental Change" as defined in the Description of Notes, (d) unsecured, (e) not guaranteed, directly or indirectly, by any Subsidiary of the Company, (f) contractually subordinated to the Lender Indebtedness and all other Indebtedness of the Company except as set forth in the Description of Notes, and (g) otherwise on terms (1) approved in writing by Administrative Agent, (2) no less favorable to the Company or the Lenders than those set forth in the Description of Notes, and (3) which do not conflict with, and are not inconsistent with, those set forth in the Description of Notes.

     "Description of Notes" means the Description of Notes attached as Exhibit A to the Second Amendment.

     1.3 Amendment to Permitted Indebtedness Covenant. Section 7.2 is hereby amended to delete the "and" at the end of clause (i), to delete the period at the end of clause (j) thereof, to insert in lieu of such period "; and", and to add thereto a new clause (k) which shall read in full as follows:

     (k) Provided that the CCS Notes are issued on or before [June 30, 2003], the Indebtedness evidenced by the CCS Notes.

     1.4 Designation of "Designated Senior Indebtedness". A new Section 7.25 shall be added to the Credit Agreement which shall read in full as follows:

     Section 7.25 Designation of "Designated Senior Indebtedness". Designate any Indebtedness other than the Lender Indebtedness as "Designated Senior Indebtedness" (as defined in the Description of Notes) for purposes of the CCS Note Documents.

     SECTION 2. Representations and Warranties. In order to induce each Agent and each Lender to enter into this Second Amendment, the Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

     2.1 Accuracy of Representations and Warranties. Each representation and warranty of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     2.2 Due Authorization, No Conflicts. The execution, delivery and performance by the Borrowers of this Second Amendment, the Offering Documents executed in connection herewith, and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Second Amendment, are within the Borrowers', as applicable, corporate, partnership or limited liability company powers, have been duly authorized by all necessary corporate, partnership or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries except for Permitted Liens.

          2.3 Validity and Binding Effect. This Second Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this Second Amendment each constitutes the valid and binding obligations of the applicable Borrowers enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

     2.4 Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing.


     2.5 No Defense. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Lender Indebtedness on the date hereof.

     SECTION 3. Miscellaneous.

     3.1 Reaffirmation of Financing Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until the Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

     3.2 Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     3.3 Counterparts, Effectiveness of Second Amendment. This Second Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Second Amendment until this Second Amendment has been executed by each Borrower and the Required Lenders, at which time this Second Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

     3.4 COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     3.5 Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

     3.6 No Implied Waivers. No failure or delay on the part of the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Second Amendment, the Credit Agreement or any other
Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Second Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     3.7 Review and Construction of Documents. The Borrowers hereby acknowledge, and represent and warrant to the Lenders, that (a) the Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Second Amendment with their legal counsel, (b) the Borrowers have reviewed this Second Amendment and fully understand the effects thereof and all terms and provisions contained herein,
(c) the Borrowers have executed this Second Amendment of their own free will and volition, and (d) this Second Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. The recitals contained in this Second Amendment shall be construed to be part of the operative terms and provisions of this Second Amendment. 3.8 Arms-Length/Good Faith. This Second Amendment has been negotiated at arms-length and in good faith by the parties hereto.

     3.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Second Amendment are for convenience only and shall not affect the interpretation of this Second Amendment.

     3.10 Severability. In case any one or more of the provisions contained in this Second Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Second Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     3.11 Further Assurances. The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by the Lenders as necessary or advisable to carry out the intents and purposes of this Second Amendment.

     3.12 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE BORROWERS, THE AGENTS, THE ISSUING BANKS AND THE LENDERS (i) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN;
(ii) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (iv) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

                                 SIGNATURE PAGE
                                       TO
            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
                               DATED JUNE 2, 2003
                                  BY AND AMONG
                    MAVERICK TUBE CORPORATION AND CERTAIN OF
                         ITS SUBSIDIARIES, AS BORROWERS,
                JPMORGAN CHASE BANK, AS THE ADMINISTRATIVE AGENT,
     CIT BUSINESS CREDIT CANADA INC., AS THE CANADIAN ADMINISTRATIVE AGENT,
        GENERAL ELECTRIC CAPITAL CORPORATION, AS THE DOCUMENTATION AGENT,
           AND FINANCIAL INSTITUTIONS PARTIES THERETO, AS THE LENDERS



         IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.


                                  JPMORGAN CHASE BANK,
                                  as a Lender and as the Administrative Agent

                                  By: /s/ Christopher D. Capriotti
                                      ------------------------------------------
                                          Christopher D. Capriotti
                                          Vice President


                                  JPMORGAN CHASE BANK, TORONTO BRANCH, as a
                                  Lender

                                  By: /s/ Christine Chan
                                      ------------------------------------------
                                          Christine Chan
                                          Vice President


                                  CIT BUSINESS CREDIT CANADA INC., as a Lender and as the Canadian Administrative Agent

                                  By: /s/ Don Rogers
                                      ------------------------------------------
                                          Don Rogers
                                          Vice President


                                  GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                  Lender and as the Documentation Agent

                                  By: /s/ John Hanley
                                      ------------------------------------------
                                          John Hanley
                                          Its Duly Authorized Signatory


                                  GENERAL ELECTRIC CAPITAL CANADA INC., as a
                                  Lender

                                  By: /s/ Ellis Gaston
                                      ------------------------------------------
                                          Ellis Gaston
                                          Vice President Risk


                                  THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                  Lender

                                  By: /s/ Grant Weiss
                                      ------------------------------------------
                                          Grant Weiss
                                          Vice President


                                  U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                  By: /s/ Thomas F. Visconti
                                      ------------------------------------------
                                          Thomas F. Visconti
                                          Vice President


                                  FLEET CAPITAL CANADA CORPORATION, as a Lender

                                  By: ------------------------------------------

                                          --------------------------------------

                                          --------------------------------------


                                  FLEET CAPITAL CORPORATION, as a Lender

                                  By: /s/ Edward Bartkowski
                                      ------------------------------------------
                                          Edward Bartkowski
                                          Senior Vice President


                                  RBC CENTURA BANK, as a Lender

                                  By: /s/ E. Mark Stubblefield
                                      ------------------------------------------
                                          E. Mark Stubblefield
                                          Market Manager


                                  ROYAL BANK OF CANADA, as a Lender

                                  By: /s/ R.G.M. Straghof
                                      ------------------------------------------
                                          R.G.M. Straghof
                                          Senior Manager


                                  CITIZENS BUSINESS CREDIT, as a Lender

                                  By: /s/ Todd Pacifico
                                      ------------------------------------------
                                          Todd Pacifico
                                          Vice President


                                  MAVERICK TUBE CORPORATION

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  SEACAT, L.P.

                                  By: Precision GP, LLC, its general partner

                                  By: Maverick Tube Corporation, its sole member
                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President

                                  SEAC ACQUISITION, LLC

                                  By: Maverick Tube Corporation, its sole member

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK C&P, INC.
                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK INVESTMENT CORPORATION

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK TUBE, L.P.

                                  By: Maverick GP, Inc., its general partner

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRECISION TUBE HOLDING CORPORATION

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK GP, INC.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRECISION GP, LLC

                                  By: Maverick GP, Inc., its general partner

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRECISION TUBE TECHNOLOGY, L.P.

                                  By: Precision GP, LLC, its general partner

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRUDENTIAL STEEL LTD.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President and Secretary


                                  MAVERICK TUBE (CANADA) INC.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President and Secretary


                                  MAVERICK EXCHANGECO (NOVA SCOTIA) ULC

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President and Secretary


                                  PRECISION TUBE CANADA LIMITED

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          President

                                    EXHIBIT A

                              DESCRIPTION OF NOTES






















                                  Exhibit A-1